UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2012

The Finish Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana		46235
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-899-1022

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.02 Unregistered Sales of Equity Securities.

All of the Company’s shares of Class B common stock were converted into an equal number of shares of Class A common stock, and the Company eliminated its dual class stock structure, on July 20, 2012. Further Information regarding the Class B common stock conversion and the registration of the Class A common stock issued upon the conversion of the Class B shares can be found in previous Company filings, including the Form S-3 filed with the Securities and Exchange Commission on July 11, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on July 19, 2012, at which the Company’s shareholders voted on the following proposals:

(i) The election of three Class II directors to serve on the Company’s Board of Directors until the Company’s 2015 Annual Meeting of Shareholders:

			Broker
Director	For	Withheld	Non-Votes
Bill Kirkendall	49,558,253	2,776,952	2,341,995
William P. Carmichael	51,692,529	642,676	2,341,995
Richard P. Crystal	50,159,567	2,175,638	2,341,995

(ii) Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 2, 2013:

For	Against	Abstain
53,792,434	880,143	4,623

(iii) Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers:

			Broker
For	Against	Abstain	Non-Votes
48,992,730	3,304,719	37,756	2,341,995

Item 8.01 Other Events.

On July 19, 2012, Mr. William Carmichael was appointed by the independent directors of the Company as Lead Director of the Board for an annual term. Mr. Carmichael has been a Board member since 2003 and will continue to serve as Chairman of the Audit Committee.

On July 20, 2012, the Company announced a cash dividend of $0.06 per share of the Company’s Class A common shares. The cash dividend will be payable on September 17, 2012 to shareholders of record as of August 31, 2012. Information regarding the dividend is included in the copy of the press release attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued July 20, 2012

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

July 24, 2012	By:	Edward W. Wilhelm

Name: Edward W. Wilhelm
Title: Executive Vice President, Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued July 20, 2012